U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2011

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York		10043
(Address of principal executive offices)		(Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.01	Amendment No. 2 to Global Selling Agency Agreement, dated May 16, 2011 among Citigroup Funding Inc. (the “Company”), Citigroup Inc. (the “Guarantor”), Citigroup Global Markets Inc. and Citigroup Global Markets Limited, relating to the offer and sale of the Company’s Medium-Term Senior Notes, Series D and Medium-Term Subordinated Notes, Series E, fully and unconditionally guaranteed by the Guarantor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: May 19, 2011
	By:	/S/ DOUGLAS C. TURNBULL
Name: Douglas C. Turnbull Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

1.01	Amendment No. 2 to Global Selling Agency Agreement, dated May 16, 2011, among Citigroup Funding Inc. (the “Company”), Citigroup Inc. (the “Guarantor”), Citigroup Global Markets Inc. and Citigroup Global Markets Limited, relating to the offer and sale of the Company’s Medium-Term Senior Notes, Series D and Medium-Term Subordinated Notes, Series E, fully and unconditionally guaranteed by the Guarantor.